SUPPLEMENTAL AGREEMENT

     SUPPLEMENTAL AGREEMENT made as of November 1, 1988, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and JOHN J. DOONER, JR. (hereinafter referred to as "Executive"):

                      W I T N E S S E T H

     WHEREAS, the Corporation and Executive are parties to an Employment Agreement dated as of August 1, 1984, and Supplemental Agreements made as of June 1, 1985, December 1, 1985, June 1, 1986, June 1, 1987 and April 1, 1988 (hereinafter referred to collectively as the "Employment Agreement"); and

     WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

     1. Section 4.01(i) of the Employment Agreement is hereby amended effective as of November 1, 1988, so as to delete "six months" and substitute "twelve months" therefor.

     2. Section 4.01(ii) of the Employment Agreement is hereby amended effective as of November 1, 1988, so as to delete "six months" in the second and sixth lines thereof and substitute
"twelve months" therefor.

     3. Section 4.02 of the Employment Agreement is hereby amended effective as of November 1, 1988, so as to delete "six months" and substitute "twelve months" therefor.

     4. Section 5.06 of the Employment Agreement is hereby amended effective as of November 1, 1988, so as to delete "twelve months" and substitute "twenty-four months" therefor.

     5. Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

     6. This Supplemental Agreement shall be governed by the law of the State of New York.

                         THE INTERPUBLIC GROUP OF COMPANIES, INC.
                         By C. Kent Kroeber

                         John J. Dooner, Jr.

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